Exhibit 10.1
EMPLOYMENT AGREEMENT
          EMPLOYMENT AGREEMENT made and entered into as of the Effective Date as hereinafter defined, by and among VALASSIS COMMUNICATIONS, INC. (“VCI” or the “Corporation”), a Delaware corporation whose principal place of business is located at 19975 Victor Parkway, Livonia, Michigan, 48152, VALASSIS SALES & MARKETING SERVICES, INC. (“VSMS”) and Robert A. Mason (the “Executive”).
          WHEREAS, effective January 1, 2002, VCI has reorganized its sales organization to create VSMS and pursuant to such reorganization, the Executive will be rendering services to VSMS.
     IN CONSIDERATION of the mutual promises, covenants and agreements set forth below, it is hereby agreed as follows:
          1. Employment and Term.
          (a) The Corporation agrees to employ the Executive, and the Executive agrees to remain in the employ of the Corporation, in accordance with the terms and provisions of this Agreement for the period set forth below (the “Employment Period”).
          (b) The Employment Period shall commence on January 1, 2002 (the “Effective Date”) and shall continue until the close of business on June 30, 2003.
          2. Duties and Powers of Executive.
          (a) Position. During the Employment Period, the Executive shall serve as Vice President of Sales, Targeted Print and Media Solutions.
          (b) Duties. During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote substantially his full business time and attention during normal business hours to the business and affairs of the Corporation and to the discharge of his duties hereunder. The Executive shall perform his duties hereunder subject to the customary oversight by the Executive Vice President of Targeted Print and Media Solutions of the Corporation.
          3. Compensation.
          The Executive shall receive the following compensation for his services hereunder to the Corporation:
          (a) Salary. The Executive’s annual base salary (“Annual Base Salary”), payable not less often than biweekly, shall be at the annual rate of not less than $115,000 commencing on January 1, 2002. The Board may from time to time direct such upward adjustments in Annual Base Salary and other compensation and benefits as the Board deems to be necessary or desirable, including, without limitation, adjustments in order to reflect increases in the cost of living. Annual Base Salary shall not be reduced after any increase thereof. Any increase in Annual Base Salary and/or other compensation and benefits shall not serve to limit or reduce any other obligation of the Corporation under this Agreement.
          (b) Bonus Program. Commencing on January 1, 2002, the Executive shall be eligible for a bonus program (the “Bonus Program”) as set forth on Exhibit A hereto. Such Bonus Program shall be effective for the period January 1, 2002 through December 31, 2002. Such Bonus Program shall be amended by the Corporation, in its sole discretion, to cover subsequent years of the Employment Period.
          (c) Retirement and Welfare Benefit Plans. During the Employment Period and so long as the Executive is employed by the Corporation, he shall be eligible to participate in all savings, retirement and welfare plans, practices, policies and programs including, without limitation, Valassis Employees’ Profit Sharing Plan, its 401(k) Retirement Savings Plan, its Flex Plan, its death benefit plans, its disability benefit plans, and its medical, dental and health and welfare plans (the “Plans”) applicable generally to employees and/or other executives of the Corporation.

          (d) Expenses. VSMS agrees to reimburse the Executive for all expenses, including those for travel and entertainment, properly incurred by him in the performance of his duties hereunder in accordance with policies established from time to time by the Board, and the Executive shall account to the Corporation for such expenses.
          (e) Fringe Benefits. During the Employment Period, VSMS shall furnish an automobile to the Executive and pay all of the related expenses for gasoline, insurance, maintenance and repairs.
          (f) Vacation and Other Absences. During the Employment Period and so long as the Executive is employed by the Corporation, he shall be entitled to paid vacation and such other paid absences whether for holidays, illness, personal time or any similar purposes, in accordance with the plans, policies, programs and practices of the Corporation in effect from time to time.
          4. Termination of Employment.
          (a) Death or Disability. The Executive’s employment shall terminate automatically upon the Executive’s death during the Employment Period. If the Corporation determines in good faith that Disability (as defined below) of the Executive has occurred during the Employment Period, it may give to the Executive written notice in accordance with Section 9(b) of this Agreement of its intention to terminate the Executive’s employment. In such event, the Executive’s employment with the Corporation shall terminate effective on the 30th day after receipt of such notice by the Executive (the “Disability Effective Date”), provided that within the thirty (30) days after such receipt, the Executive shall not have returned to full-time performance of the Executive’s duties. For purposes of this Agreement, “Disability” shall mean the absence of the Executive from the Executive’s duties with the Corporation for a period of at least 180 days during any 12-month period as a result of incapacity due to mental or physical illness.
          (b) By the Corporation for Cause. The Corporation may terminate the Executive’s employment during the Employment Period for Cause. For purposes of this Agreement, “Cause” shall mean (i) the conviction of the Executive for the commission of a felony; (ii) action by the Executive involving willful malfeasance or gross negligence or failure to act by the Executive involving material nonfeasance, which, at the time of such willful malfeasance or gross negligence or material nonfeasance, has a materially adverse effect on the Corporation and/or VSMS; or (iii) the failure by the Executive to follow directives of the Executive Vice President of Targeted Print and Media Solutions of the Corporation or the failure to meet reasonable performance standards established by such executives of the Corporation.
          (c) Notice of Termination. Any termination by the Corporation for Cause shall be communicated by Notice of Termination to the Executive in accordance with Section 9(b) of this Agreement. For purposes of this Agreement, a “Notice of Termination” means a written notice which (i) indicates the specific termination provision in this Agreement relied upon; (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under the provision so indicated; and (iii) if the Date of Termination (as defined in Section 4(d)) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Corporation to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause shall not waive any right of the Corporation hereunder or preclude the Corporation from asserting such fact or circumstance in enforcing the Corporation’s rights hereunder.
          (d) Date of Termination. “Date of Termination” means (i) if the Executive’s employment is terminated by the Corporation for Cause, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; (ii) if the Executive’s employment is terminated by the Corporation other than for Cause or by reason of Death or Disability, the Date of Termination shall be the date on which the Corporation notifies the Executive of such termination; and (iii) if the Executive’s employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.
          5. Obligations of the Corporation upon Termination.
          (a) Termination Other Than for Cause. During the Employment Period, if the Corporation shall terminate the Executive’s employment (other than in the case of a termination for Cause) or the Executive’s employment shall terminate by reason of death or Disability (termination in any such case referred to as “Termination”):

          (i) the Corporation shall pay to the Executive in a lump sum in cash the sum of (1) the Executive’s Annual Base Salary through the Date of Termination to the extent not theretofore paid and (2) any accrued vacation pay, to the extent not theretofore paid. To the extent not theretofore paid, the sum of the amounts described in clauses (1) and (2) shall be hereinafter referred to as the “Accrued Obligations.” The amounts specified in this Section 5(a)(i) shall be paid within 30 days after the Date of Termination; and
          (ii) in the event of Termination other than by reason of the Executive’s death or Disability, then beginning on the biweekly payment date next following the Termination and on each biweekly payment date thereafter until the end of the Employment Period (the period from such Date of Termination until the end of the Employment Period herein called the “Severance Period”), the Corporation shall pay to the Executive an amount equal to the biweekly installment of the Executive’s Annual Base Salary in effect as of such Date of Termination; and
          (iii) in the event of Termination other than by reason of the Executive’s death or Disability, the Corporation shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination a bonus in an amount equal to the then current Annual Base Salary, whether or not earned; and
          (iv) in the event of Termination other than by reason of the Executive’s death or Disability, then, during the Severance Period, the Corporation shall continue medical and welfare benefits to the Executive and/or the Executive’s family at least equal to those which would have been provided if the Executive’s employment had not been terminated, such benefits to be in accordance with the most favorable medical and welfare benefit plans, practices, programs or policies (the “M&W Plans”) of the Corporation as in effect and applicable generally to other executives of the Corporation and their families during the 90-day period immediately preceding the Date of Termination or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other executives of the Corporation (but on a prospective basis only unless, and then only to the extent, such more favorable M&W Plans are by their terms retroactive), provided, however, that if the Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the benefits under the M&W Plans shall be reduced as provided in Section 6 of this Agreement. For purposes of determining eligibility of the Executive for benefits under the M&W Plans, the Executive shall be considered to have remained employed until the end of the Severance Period.
          (b) Termination by the Corporation for Cause. Subject to the provisions of Section 6 of this Agreement, if the Executive’s employment shall be terminated for Cause during the Employment Period, the Corporation shall have no further obligations to the Executive under this Agreement other than the obligation to pay to the Executive Annual Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid.
          6. Full Settlement; Mitigation.
          The Executive shall make reasonable efforts to mitigate damages by seeking other comparable employment. To the extent that the Executive shall receive compensation or benefits from such other employment, the payments to be made and the benefits to be provided by the Corporation as provided in this Agreement shall be correspondingly reduced. If the Executive shall fail to make reasonable efforts to mitigate damages by seeking other comparable employment, the Corporation’s obligations under this Agreement shall cease until such time as the Executive commences to make such efforts. If the Executive finally prevails with respect to any dispute among the Corporation, the Executive or others as to the interpretation, terms, validity or enforceability of (including any dispute about the amount of any payment pursuant to) this Agreement, the Corporation agrees to pay all legal fees and expenses which the Executive may reasonably incur as a result of any such dispute; provided, however, that if the Executive is not entitled to recover such legal fees and expenses pursuant to the foregoing provisions of this Section 6, the Executive shall not be entitled to recover any such legal fees or expenses, and he hereby waives any rights to such recovery, under any provision of the By-laws (now or hereafter in effect) of the Corporation which provide for indemnification of or payment to the Executive of legal fees and expenses.
          7. Confidential Information and Competitive Conduct.
          (a) Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Corporation and VSMS all secret, confidential information, knowledge or data relating to the Corporation or any of their affiliated companies, and its respective businesses, which shall have been obtained by the Executive during the Executive’s employment by the Corporation and VSMS or any of their affiliated companies and which shall not have been or now or hereafter have become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). During the Employment Period and for a period of five years thereafter, the Executive shall not, without the prior written consent of the Corporation or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Corporation, VSMS and those designated by them.

          (b) Covenant Not to Compete or Solicit. During the Employment Period, the Executive shall not offer or sell any products or services that compete with the businesses of VCI or VSMS, nor shall he render services to any firm, person or corporation so competing with VCI or VSMS, nor shall he have any interest, direct or indirect, in any business that is so competing with the businesses of VCI or VSMS; provided, however, that ownership of five percent or less of any class of debt or equity securities which are publicly traded securities shall not be a violation of this covenant. The foregoing provisions of this Section 7(b) shall be extended, at the option of VCI, for up to two additional years after the end of the Employment Period so long as VCI shall pay to the Executive with respect to each year as to which it has exercised its option an amount equal to the Executive’s then Annual Base Salary in biweekly installments during such year. The first year of such extension shall be exercised at the option of VCI upon written notice to the Executive not later than 60 days prior to the end of the Employment Period. The second year of such extension shall be exercised at the option of VCI upon written notice to the Executive not later than 60 days prior to the end of the exercised first year of such extension. So long as the Executive is employed hereunder, and for any additional period of time described in the preceding sentences, the Executive shall not, directly or indirectly, (i) solicit any employee of VCI or VSMS or their respective affiliates with a view to inducing or encouraging such employee to leave the employ of VCI or VSMS or their respective affiliates for the purpose of being hired by the Executive or any employer affiliated with the Executive or (ii) solicit, take away, attempt to take away, or otherwise interfere with VCI’s or VSMS’ or their affiliates’ business relationship with any of their respective customers.
          (c) In the event of a breach or threatened breach of this Section 7, the Executive agrees that the Corporation and VSMS shall be entitled to injunctive relief in a court of appropriate jurisdiction to remedy any such breach or threatened breach, the Executive acknowledging that damages would be inadequate and insufficient.
          8. Successors.
          (a) This Agreement is personal to the Executive and without the prior written consent of the Corporation shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive’s legal representative.
          (b) This Agreement shall inure to the benefit of and be binding upon the Corporation, VSMS and their successors and assigns.
          9. Miscellaneous.
          (a) The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended, modified, repealed, waived, extended or discharged except by an agreement in writing signed by the party against whom enforcement of such amendment, modification, repeal, waiver, extension or discharge is sought. No person, other than pursuant to a resolution of the Board or a committee thereof, shall have authority on behalf of the Corporation or VSMS to agree to amend, modify, repeal, waive, extend or discharge any provision of this Agreement or anything in reference thereto.
          (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:
If to the Executive:
Robert A. Mason
c/o Valassis Communications, Inc.
19975 Victor Parkway
Livonia, MI 48152

If to the Corporation:
Valassis Communications, Inc.
19975 Victor Parkway
Livonia, MI 48152
Attention: Barry P. Hoffman, Esq.
and
Valassis Sales & Marketing Services, Inc.
19975 Victor Parkway
Livonia, MI 48152
Attention: President
          (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
          (d) The Corporation may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.
          (e) This instrument contains the entire agreement of the Executive, the Corporation and VSMS with respect to the subject matter hereof, and all promises, representations, understandings, arrangements and prior agreements are merged herein and superseded hereby.
          IN WITNESS WHEREOF, the Executive, VSMS and, pursuant to due authorization from its Board of Directors, the Corporation has caused this Agreement to be executed as of the day and year first above written.

VALASSIS COMMUNICATIONS, INC.
By:	/s/ Barry P. Hoffman
Title: Secretary

VALASSIS SALES & MARKETING SERVICES, INC.
By : /s/ Jeffrey S. Blackman
Title: Secretary

/s/ Robert A. Mason

AMENDMENT
TO
EMPLOYMENT AGREEMENT
          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made January 6, 2003 by and between Valassis Communications, Inc., Valassis Sales & Marketing Services, Inc. (collectively the “Corporations”) and Robert A. Mason (the “Executive”).
          WHEREAS, the Corporations and the Executive entered into that certain Employment Agreement effective as of January 1, 2002 (the “Employment Agreement”); and
          WHEREAS, the Corporations and the Executive desire to amend the Employment Agreement to extend the term of employment under the Employment Agreement.
          NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.
          1. Section 1(b) of the Employment Agreement shall be amended to read in its entirety as follows:
     “The Employment Period shall commence as of January 1, 2002 (the “Effective Date”) and shall continue until the close of business on September 30, 2005.”
          2. The first sentence of Section 3(a) of the Employment Agreement shall be amended to read as follows:
     “The Executive’s Annual Base Salary (“Annual Base Salary”), payable on a biweekly basis, shall be at the annual rate of not less than $133,000 effective January 1, 2003.”
          3. All other terms of the Employment Agreement shall remain in full force and effect.
          4. This instrument, together with the Employment Agreement, contains the entire agreement of the parties with respect to the subject matter hereof.
          IN WITNESS WHEREOF, the Executive and the Corporations have caused this Agreement to be executed as of the day and year first above written.

VALASSIS COMMUNICATIONS, INC.
By:	/s/ Barry P. Hoffman

Title: Secretary

VALASSIS SALES & MARKETING SERVICES, INC.
By:	/s/ MaryAnn D. Rivers

Title: Vice President and Treasurer

/s/ Robert A. Mason

AMENDMENT
TO
EMPLOYMENT AGREEMENT
          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made January 28, 2004 by and between Valassis Communications, Inc., Valassis Sales & Marketing Services, Inc. (collectively the “Corporations”) and Robert A. Mason (the “Executive”).
          WHEREAS, the Corporations and the Executive entered into that certain Employment Agreement effective as of January 1, 2002 as amended on January 6, 2003 (the “Employment Agreement”); and
          WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement to reflect an increase in the Executive’s Annual Base Salary.
          NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.
          1. The first sentence of Section 3(a) of the Employment Agreement shall be amended to read as follows:
     “The Executive’s Annual Base Salary (“Annual Base Salary”), payable on a biweekly basis, shall be at the annual rate of not less than $155,000 effective January 1, 2004.”
          2. All other terms of the Employment Agreement shall remain in full force and effect.
          3. This instrument, together with the Employment Agreement, contains the entire agreement of the parties with respect to the subject matter hereof.
          IN WITNESS WHEREOF, the Executive and the Corporations have caused this Agreement to be executed as of the day and year first above written.

VALASSIS COMMUNICATIONS, INC.
By:	/s/ Barry P. Hoffman

Title: Secretary

VALASSIS SALES & MARKETING SERVICES, INC.
By:	/s/ Jeffrey S. Blackman

Title: Secretary

/s/ Robert A. Mason

AMENDMENT
TO
EMPLOYMENT AGREEMENT
          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made January 1, 2005 by and between Valassis Communications, Inc., Valassis Sales & Marketing Services, Inc. (collectively the “Corporations”) and Robert A. Mason (the “Executive”).
          WHEREAS, the Corporations and the Executive entered into that certain Employment Agreement effective as of January 1, 2002 as amended on January 6, 2003 and January 28, 2004 (the “Employment Agreement”); and
          WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement to extend the term of employment under the Employment Agreement.
          NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.
          1. Section 1(b) of the Employment Agreement shall be amended to read in its entirety as follows:
     “The Employment Period shall commence as of January 1, 2002 (the “Effective Date”) and shall continue until the close of business on June 30, 2007.
          2. The first sentence of Section 3(a) of the Employment Agreement shall be amended to read as follows:
“The Executive’s Annual Base Salary (“Annual Base Salary”), payable on a biweekly basis, shall be at the annual rate of not less than $170,000 effective January 1, 2005.”
          3. All other terms of the Employment Agreement shall remain in full force and effect.
          4. This instrument, together with the Employment Agreement, contains the entire agreement of the parties with respect to the subject matter hereof.
          IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.

VALASSIS COMMUNICATIONS, INC.
By:	/s/ Barry P. Hoffman

Title: Secretary

VALASSIS SALES & MARKETING SERVICES, INC.
By:	/s/ Rick Herpich

Title: President

/s/ Robert A. Mason

AMENDMENT
TO
EMPLOYMENT AGREEMENT
          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made February 12, 2007 by and between Valassis Communications, Inc., ADVO, Inc. (collectively the “Corporations”) and Robert A. Mason (the “Executive”).
          WHEREAS, the Corporations and the Executive entered into that certain Employment Agreement effective as of January 1, 2002 as amended on January 6, 2003, January 28, 2004 and January 1, 2005 (the “Employment Agreement”); and
          WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement to extend the term of employment under the Employment Agreement.
          NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.
          1. Section 2(a) of the Employment Agreement shall be amended to read in its entirety as follows:
     “During the Employment Period, the Executive shall serve as President and Chief Executive Officer, ADVO, Inc.”
          2. The first sentence of Section 3(a) of the Employment Agreement shall be amended to read as follows:
     “The Executive’s Annual Base Salary (“Annual Base Salary”), payable on a biweekly basis, shall be at the annual rate of not less than $275,000 effective March 2, 2007.”
          3. All other terms of the Employment Agreement shall remain in full force and effect.
          4. This instrument, together with the Employment Agreement, contains the entire agreement of the parties with respect to the subject matter hereof.
          IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.

VALASSIS COMMUNICATIONS, INC.
By:	/s/ Barry P. Hoffman

Title: Secretary

ADVO, INC.
By:	/s/ Steven Mitzel

Title: Senior Vice President, Chief Financial Officer

/s/ Robert A. Mason

AMENDMENT
TO
EMPLOYMENT AGREEMENT
          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made December 30, 2008 by and between Valassis Communications, Inc. (the “Corporation”), Valassis Sales & Marketing Services, Inc., Robert Mason (the “Executive”).
          WHEREAS, the Corporation and the Executive entered into that certain Employment Agreement effective as of January 1, 2002 as amended on January 6, 2003, January 28, 2004, January 1, 2005 and February 12, 2007 (the “Employment Agreement”); and
          WHEREAS, the Corporation and the Executive desire to further amend the Employment Agreement to extend the term of employment under the Employment Agreement, to amend section 3(b), and to comply with Section 409A of the Internal Revenue Code.
          NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.
          1. Section 1(b) of the Employment Agreement shall be amended to read in its entirety as follows:
     “The Employment Period shall commence as of January 1, 2002 (the “Effective Date”) and shall continue until the close of business on December 31, 2010.”
          2. Section 3(b) of the Employment Agreement shall be amended to add a new paragraph at the end of such Section as follows:
“Notwithstanding the foregoing, with respect to the calendar year beginning on January 1, 2009 only, in lieu of the bonus provided under the first paragraph of this Section 3(b), the Executive shall be eligible to receive an annual cash bonus of up to 100% of the Annual Base Salary on the following basis: (i) 50% in accordance with the targets set by the Committee; and (ii) 50% in accordance with performance targets set by the Chairman, President and Chief Executive Officer of the Corporation. Any bonus granted hereunder shall be paid after the end of the twelve-month performance period when the Committee has determined that applicable targets have been met but in no event later than 60 days after the end of such period. Notwithstanding anything to the contrary contained herein, with respect to the bonus payable for the performance period beginning on January 1, 2009 and ending on December 31, 2009, the Committee shall have the sole and absolute discretion to reduce or eliminate such bonus prior to payment, without the necessity of the Executive’s consent, whether or not such bonus is then earned or otherwise payable by its terms. All determinations regarding the cash bonus and whether it is earned or paid shall be made by the Committee, in its sole and absolute discretion. The Executive shall also be entitled to participate in any programs of the Corporation enabling employees to apply all or part of any bonus to the purchase of the Corporation’s stock and receive matching grants.”
          3. A new sentence is added to the end of Section 3(d) of the Employment Agreement as follows:
“Any such reimbursements shall be made within thirty (30) days after the proper delivery by the Executive of such evidence of expenses that the Corporation may require, but in no event will the reimbursement payment be made later than the end of the calendar year following the calendar year in which the expense is incurred.”
          4. A new sentence is added to the end of Section 3(e) of the Employment Agreement as follows:
“Any amounts paid by the Corporation hereunder shall be made within thirty (30) days after the proper delivery by the Executive of such evidence of expenses that the Corporation may require, but in no event will the reimbursement payment be made later than the end of the calendar year following the calendar year in which the expense is incurred.”

          5. Section 5(a)(iii) of the Employment Agreement shall be amended by adding the following parenthetical at the end of such subsection:
“(or, with respect to any employment termination that occurs during the calendar year 2009, an amount equal to 100% of the maximum annual cash bonus for such year, whether or not earned, as determined under the Section 3(b) of this Agreement)”
          6. The first sentence of Section 5(a)(iv) of the Employment Agreement shall be amended to add the following language after “medical and welfare benefits”, in the first place where such phrase appears:
“on a monthly basis”
          7. The following sentences shall be added to Section 5(a)(iv) of the Employment Agreement:
“The parties intend that continued coverage under the M&W Plans shall not constitute a ‘deferral of compensation’ under Treas. Reg. Section 1.409A-1(b) during the period the Executive would be entitled to continuation coverage under Section 4980B (COBRA) (typically 18 months) or during any period in which such continued coverage qualifies as a ‘limited payment’ of an ‘in kind’ benefit under Treas. Reg. Section 1.409A-1(b)(9)(v)(C) and (D). Any portion of the continued coverage under the M&W Plans that is subject to Section 409A of the Code is intended to qualify as a ‘reimbursement or in-kind benefit plan’ under Treas. Reg. Section 1.409A-3(i)(1)(iv). If the Corporation reimburses the Executive for the amount of any benefit under this subsection (iv), such reimbursement shall be made on or before the last day of the Executive’s taxable year following the taxable year in which the expense was incurred. In no event shall the amount that the Corporation pays for any such benefit in any one year affect the amount that it will pay in any other year, and in no event shall the benefits described in this paragraph be subject to liquidation or exchange.”
          8. Section 5(a) of the Employment Agreement is amended by adding a new subsection (v) to read as follows:
“(v) Notwithstanding the payment schedules contained elsewhere in this Section 5, to the extent necessary to comply with the requirements of Section 409A of the Code, if the Executive is a ‘specified employee’ (as defined below) at the time of his termination of employment, the payments under Section 5(a)(ii) shall not be made before the date which is six (6) months and one (1) day after the date of the Executive’s termination of employment (or, if earlier, the date of his death). For purposes of the preceding sentence, a ‘specified employee’ shall have the meaning set forth in Section 1.409A-1(i) of the Final Regulations under Section 409A of the Code. As provided by Section 409A of the Code and the regulations thereunder, however, no delay shall apply to payments under Section 5(a)(ii) of the Employment Agreement to the extent the aggregate amount of such payments does not exceed the lesser of: two (2) times the Executive’s annualized compensation based upon his annual rate of pay for services provided to the Corporation for the calendar year preceding the Corporation’s taxable year in which the Executive has a ‘separation from service’ (as such term is used in Section 409A of the Code) or two (2) times the limit on compensation set forth in Section 401(a)(17) of the Code for the year in which the Executive has a separation from service (the ‘Designated Compensation Amount’). Any (1) amounts otherwise payable under the terms of Section 5(a)(ii) during the six (6) month period beginning on the date of the Executive’s termination of employment that are in excess of the Designated Compensation Amount and (2) other payments under this Section 5 that are delayed as provided for in this Section 5(c) will be paid in full within thirty (30) days after the end of such six (6) month period, with the remaining payments made on the schedule provided in the applicable subsection of this Section 5.”
          9. The following sentence shall be added to Section 6 of the Employment Agreement:
“Any amounts paid by the Corporation under this paragraph shall be made within thirty (30) days after the proper delivery by the Executive of such evidence of legal fees and expenses that the Corporation may require, but in no event will the reimbursement payment be made later than the end of the calendar year following the calendar year in which the expense is incurred.”
          10. Section 7(b) of the Employment Agreement is amended by deleting the words:
“The foregoing provisions of this Section 7(b) shall be extended at the option of VCI” and replacing them with the following:

“The Corporation, at its sole option and in its sole discretion, may choose to subject the Executive to additional non-competition and non-solicitation restrictions”.
          11. Section 9 of the Employment Agreement shall be amended to insert a new subsection (f) to read in its entirety as follows:
“(f) The parties intend that the payments and benefits provided for in this Agreement to either be exempt from Section 409A of the Code or be provided in a manner that complies with Section 409A of the Code. Notwithstanding anything contained herein to the contrary, all payments and benefits which are payable upon a termination of employment hereunder shall be paid or provided only upon those terminations of employment that constitute a ‘separation from service’ from the Corporation within the meaning of Section 409A of the Code (determined after applying the presumptions set forth in Treas. Reg. Section 1.409A-1(h)(1)).”
          12. All other terms of the Employment Agreement shall remain in full force and effect.
          13. This instrument, together with the Employment Agreement, contains the entire agreement of the parties with respect to the subject matter hereof.
          IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.

VALASSIS COMMUNICATIONS, INC.
By:	/s/ Todd L. Wiseley

Title: Secretary

VALASSIS SALES & MARKETING SERVICES, INC.
By:	/s/ Todd L. Wiseley

Title: Vice President

/s/ Robert A. Mason

AMENDMENT
TO
EMPLOYMENT AGREEMENT
          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made December 31, 2009 by and between Valassis Communications, Inc. (the “Corporation”), Valassis Sales & Marketing Services, Inc., Robert Mason (the “Executive”).
          WHEREAS, the Corporation and the Executive entered into that certain Employment Agreement effective as of January 1, 2002 as amended on January 6, 2003, January 28, 2004, January 1, 2005, February 12, 2007 and December 30, 2008 (the “Employment Agreement”); and
          NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.
          1. Section 1(b) of the Employment Agreement shall be amended to read in its entirety as follows:
     “The Employment Period shall commence as of January 1, 2002 (the “Effective Date”) and shall continue until the close of business on December 31, 2011.”
          2. All other terms of the Employment Agreement shall remain in full force and effect.
          3. This instrument, together with the Employment Agreement, contains the entire agreement of the parties with respect to the subject matter hereof.
          IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.

VALASSIS COMMUNICATIONS, INC.
By:	/s/ Todd L. Wiseley

Title: Secretary

VALASSIS SALES & MARKETING SERVICES, INC.
By:	/s/ Todd L. Wiseley

Title: Vice President

/s/ Robert A. Mason

AMENDMENT
TO
EMPLOYMENT AGREEMENT
          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made June 15, 2010 by and between Valassis Communications, Inc. (the “Corporation”) and subsidiaries and the Executive named below (the “Executive”).
          WHEREAS, the Corporation and the Executive currently are parties to an Employment Agreement (the “Employment Agreement”) and wish to amend the Employment Agreement; and
          NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below:
          1. The Employment Agreement shall be amended to include the following as an Exhibit at the end of the Employment Agreement:
“Exhibit
Notwithstanding any provision of this Agreement to the contrary, the terms of the Company’s Vice President (Career Level 2) Compensation and Benefits Policy (as amended from time to time) regarding Severance and Change in Control benefits (paragraphs 7 and 8, respectively) shall govern the treatment of the Executive in the event that such terms are more favorable to the Executive than those set forth in this Agreement.”
          2. All other terms of the Employment Agreement shall remain in full force and effect and shall be unaffected by this Amendment.
          IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.

EXECUTIVE	VALASSIS COMMUNICATIONS, INC.

/s/ Robert A. Mason	By: Todd L. Wiseley

AMENDMENT
TO
EMPLOYMENT AGREEMENT
          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made February 17, 2011 by and between Valassis Communications, Inc. (the “Corporation”), Valassis Sales & Marketing Services, Inc., Robert Mason (the “Executive”).
          WHEREAS, the Corporation and the Executive entered into that certain Employment Agreement effective as of January 1, 2002 as amended on January 6, 2003, January 28, 2004, January 1, 2005, February 12, 2007, December 31, 2009 and June 15, 2010 (the “Employment Agreement”); and
          NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.
          1. The first sentence of Section 3(a) of the Employment Agreement shall be amended to read as follows:
“The Executive’s Annual Base Salary (“Annual Base Salary”), payable on a biweekly basis, shall be at the annual rate of not less than $314,580 effective January 1, 2011.”
          2. Section 1(b) of the Employment Agreement shall be amended to read in its entirety as follows:
“The Employment Period shall commence as of January 1, 2002 (the “Effective Date”) and shall continue until the close of business on June 30, 2013.”
          3. Section 2(a) of the Employment Agreement shall be amended to read as follows:
“The Executive shall serve as Executive Vice President, Sales & Marketing. This title is subject to change during the employment period.”
          4. Section 3 of the Employment Agreement shall be amended to add a new paragraph at the end of such Section as follows:
(e)	During the Employment Period, the Corporation shall furnish to the Executive financial planning, tax and estate preparation services.
          4. Section 4 of the Employment Agreement shall be amended to add a new paragraph at the end of such Section as follows:
(f)	The Company reserves the right to require Employee to relocate Employee’s principal place of business to the Company’s headquarters in Livonia, Michigan (“Headquarters”) and to relocate Employee’s household to within 100 miles of Headquarters by providing reasonable notice of the requirement. Requiring such relocation shall not comprise a termination or other breach of this Agreement. Employee’s refusal or failure to timely relocate in compliance with such notice of relocation requirement shall comprise a voluntary resignation and Employee shall not be entitled to severance pay or further compensation under this Agreement or otherwise thereafter.
          5. All other terms of the Employment Agreement shall remain in full force and effect.
          6. This instrument, together with the Employment Agreement, contains the entire agreement of the parties with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.

VALASSIS COMMUNICATIONS, INC.
By:	/s/ Todd L. Wiseley

Title: Secretary

VALASSIS SALES & MARKETING SERVICES, INC.
By:	/s/ Todd L. Wiseley

Title: Vice President

/s/ Robert A. Mason